Exhibit 99.1

NetSpend Holdings, Inc.

Quarterly Consolidated Balance Sheets

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
(in thousands of dollars)	2008	2008	2008	2008	2009	2009	2009	2009	2010	2010	2010	2010
	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)
Assets
Current assets
Cash and cash equivalents	$37,110	$35,779	$22,436	$21,490	$15,943	$27,056	$14,831	$21,154	$13,790	$15,384	$27,077	$67,501
Accounts receivable, net	6,311	5,515	6,652	5,550	6,795	3,607	3,526	4,513	4,557	5,001	5,601	5,441
Prepaid card supply	2,020	2,000	2,003	2,179	2,133	2,192	1,850	1,783	1,536	1,423	1,471	1,605
Prepaid expenses	520	806	1,342	1,703	1,612	2,743	2,893	2,357	1,767	2,701	2,388	2,380
Other current assets	510	1,994	1,283	1,019	1,557	1,819	2,106	1,845	1,530	1,717	2,824	1,007
Income tax receivable	—	684	3,345	2,172	835	—	—	2,375	—	—	—	—
Deferred tax assets	4,541	4,264	7,148	6,713	5,231	5,562	5,003	2,872	3,660	4,579	5,121	3,916
Total current assets	51,012	51,042	44,209	40,826	34,106	42,979	30,209	36,899	26,840	30,805	44,482	81,850

Property and equipment, net	6,289	8,449	11,772	13,224	15,168	20,448	22,156	24,441	24,381	24,212	22,589	21,007
Goodwill	52,085	52,085	151,293	128,567	128,567	128,567	128,567	128,567	128,567	128,567	128,567	128,567
Intangible assets	6,413	5,817	36,437	32,372	31,307	30,428	29,643	28,981	28,192	27,404	26,616	25,739
Long-term investment	—	—	—	—	—	—	—	—	3,788	4,500	4,800	2,067
Other assets	753	694	1,531	1,758	2,891	3,078	3,659	3,397	3,377	3,149	4,420	4,673
Total assets	$116,552	$118,087	$245,242	$216,747	$212,039	$225,500	$214,234	$222,285	$215,145	$218,637	$231,474	$263,903

Liabilities & Stockholders’ Equity
Current liabilities
Accounts payable	$5,080	$7,588	$7,091	$5,351	$6,453	$4,944	$3,746	$3,444	$4,588	$2,470	$2,264	$2,850
Accrued expenses	13,164	14,582	21,281	22,181	14,708	16,340	18,435	21,531	23,143	24,729	26,332	25,067
Income tax payable	1,436	—	—	—	—	4,298	808	—	1,808	1,169	107	332
Cardholders’ reserve	1,322	1,495	2,039	1,319	1,133	1,146	1,347	1,620	1,921	1,862	2,813	4,789
Deferred revenue	4,576	2,935	2,716	1,946	2,092	2,411	2,385	2,158	1,857	1,576	1,274	1,333
Long-term debt, current portion	7,000	8,000	13,438	9,375	10,313	12,639	12,494	21,513	12,532	12,551	1,676	1,354
Total current liabilities	32,578	34,600	46,565	40,172	34,699	41,778	39,215	50,266	45,849	44,357	34,466	35,725

Long-term debt, net of current portion	40,000	38,000	74,688	76,875	74,063	73,244	60,114	51,979	48,839	45,694	58,500	58,500
Deferred tax liabilities	2,062	2,248	12,813	11,058	10,290	9,970	9,592	10,318	10,021	9,574	11,159	9,855
Other non-current liabilities	160	259	289	297	333	355	396	370	371	383	405	3,007
Total liabilities	74,800	75,107	134,355	128,402	119,385	125,347	109,317	112,933	105,080	100,008	104,530	107,087

Stockholders’ equity
Series A convertible preferred stock	45	45	—	—	—	—	—	—	—	—	—	—
Common stock	8	8	77	77	77	77	77	77	77	77	77	92
Class B common stock	6	6	10	10	10	10	10	10	11	11	11	—
Treasury stock at cost	(1,116)	(4,293)	(4,293)	(4,293)	(4,512)	(5,704)	(5,704)	(5,704)	(11,374)	(11,374)	(11,374)	(11,374)
Additional paid-in capital	36,840	37,740	113,721	115,027	116,169	117,381	118,565	119,484	121,056	122,719	124,463	150,183
Accumulated other comprehensive income (loss)	—	—	—	—	—	—	—	—	368	823	1,014	(1,142)
Retained earnings (accumulated deficit)	5,969	9,474	1,372	(22,476)	(19,090)	(11,611)	(8,031)	(4,515)	(73)	6,373	12,753	19,057
Total stockholders’ equity	41,752	42,980	110,887	88,345	92,654	100,153	104,917	109,352	110,065	118,629	126,944	156,816

Total liabilities & stockholders’ equity	$116,552	$118,087	$245,242	$216,747	$212,039	$225,500	$214,234	$222,285	$215,145	$218,637	$231,474	$263,903

NetSpend Holdings, Inc.

Unaudited Quarterly Condensed Consolidated Statements of Operations

	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended
(in thousands of dollars, except per-share data)	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Operating Revenues	$45,439	$41,858	$46,732	$49,141	$54,738	$54,898	$55,962	$59,402	$69,520	$67,447	$68,208	$70,212

Operating Expenses
Direct operating costs	20,503	17,806	19,205	22,702	26,594	25,232	25,754	28,992	32,713	30,304	32,364	35,402
Salaries, benefits, and other personnel costs	6,701	8,833	9,846	9,654	10,683	12,874	11,862	11,249	13,079	13,504	13,149	14,300
Advertising, marketing, and promotion costs	2,707	3,000	3,150	3,142	2,467	3,706	3,617	4,013	3,841	3,528	3,369	3,300
Other general and administrative costs	3,701	4,138	6,055	7,157	6,009	5,966	5,234	4,865	4,212	4,876	4,777	4,369
Depreciation and amortization	1,618	1,610	2,695	2,976	2,800	2,344	2,537	2,616	2,779	3,296	3,223	3,427
Goodwill and acquired intangible asset impairment	—	—	—	26,285	—	—	—	—	—	—	—	—
Settlement (gains) and other losses	—	—	—	—	(1,068)	(9,161)	—	—	4,000	300	—	—
Total operating expenses	35,230	35,387	40,951	71,916	47,485	40,961	49,004	51,735	60,624	55,808	56,882	60,798

Operating income (loss)	10,209	6,471	5,781	(22,775)	7,253	13,937	6,958	7,667	8,896	11,639	11,326	9,414

Other Income (Expense)
Interest income	196	71	77	40	17	10	4	1	6	40	20	19
Interest expense	(796)	(654)	(1,267)	(1,691)	(1,365)	(1,388)	(1,312)	(1,105)	(1,012)	(1,045)	(926)	(543)
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	(734)	—
Total other expense	(600)	(583)	(1,190)	(1,651)	(1,348)	(1,378)	(1,308)	(1,104)	(1,006)	(1,005)	(1,640)	(524)

Income (loss) before income taxes	9,609	5,888	4,591	(24,426)	5,905	12,559	5,650	6,563	7,890	10,634	9,686	8,890

Provision for income taxes	3,640	2,383	1,862	(578)	2,337	5,049	2,070	3,047	3,272	4,188	3,306	2,586

Net income (loss)	$5,969	$3,505	$2,729	$(23,848)	$3,568	$7,510	$3,580	$3,516	$4,618	$6,446	$6,380	$6,304

Shares used in the computation of earnings per share of common stock:
Basic	13,890	13,449	73,701	85,839	85,896	85,649	85,538	85,416	85,357	84,370	84,485	87,443
Diluted	60,389	59,978	82,311	86,960	86,985	86,633	86,573	86,361	86,391	86,438	88,726	93,353

Net income (loss) per share of common stock:
Basic	$0.43	$0.26	$(0.27)	$(0.28)	$0.04	$0.09	$0.04	$0.04	$0.05	$0.08	$0.07	$0.07
Diluted	$0.10	$0.06	$(0.27)	$(0.28)	$0.04	$0.09	$0.04	$0.04	$0.05	$0.08	$0.07	$0.07

NetSpend Holdings, Inc.

Unaudited Consolidated Quarterly Statements of Cash Flows

	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended	Three months ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
(in thousands of dollars)	2008	2008	2008	2008	2009	2009	2009	2009	2010	2010	2010	2010
Cash flows from operating activities
Net income (loss)	$5,969	$3,505	$2,729	$(23,848)	$3,568	$7,510	$3,580	$3,516	$4,618	$6,446	$6,380	$6,304
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	1,618	1,610	2,695	2,976	2,800	2,344	2,537	2,616	2,779	3,296	3,223	3,427
Goodwill and acquired intangible asset impairment	—	—	—	26,285	—	—	—	—	—	—	—	—
Amortization of debt issuance costs	67	67	249	248	110	108	118	140	134	131	78	81
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	734	—
Gain on settlement	—	—	—	—	—	(1,192)	—	—	—	—	—	—
Stock-based compensation	232	458	815	968	1,134	1,203	1,070	1,077	1,503	1,507	1,404	2,854
Tax benefit associated with stock options	—	(25)	(12)	—	—	—	(18)	—	—	(44)	(2)	(1,474)
Provision for cardholder losses	734	617	1,023	(12)	1,374	914	1,338	1,304	1,613	1,786	2,532	4,323
Deferred income taxes	955	463	2,517	(1,470)	714	(651)	181	2,857	(1,295)	(1,623)	934	479
Changes in operating assets and liabilities
Accounts receivable	(1,684)	796	329	1,102	(1,245)	3,188	81	(987)	(44)	(444)	(600)	160
Income tax receivable or payable	2,307	(2,120)	(2,661)	1,173	1,337	5,133	(3,490)	(3,183)	4,183	(595)	(1,060)	1,699
Prepaid card supply	(364)	20	(3)	(176)	46	(59)	342	67	247	113	(48)	(134)
Prepaid expenses	(76)	(286)	(112)	(361)	91	(1,131)	(150)	536	590	(934)	313	8
Other current assets	(97)	(1,484)	711	264	(538)	(262)	(287)	261	315	(187)	(1,107)	1,817
Other long-term assets	148	(8)	197	(471)	(1,243)	(295)	(338)	122	(114)	98	(622)	(334)
Accounts payable and accrued expenses	1,346	3,951	(1,773)	(690)	(1,371)	123	915	2,624	2,756	(532)	1,397	(679)
Cardholders’ reserve	(522)	(444)	(629)	(708)	(1,560)	(901)	(1,137)	(1,031)	(1,312)	(1,845)	(1,581)	(2,347)
Other liabilities	(1,595)	(1,541)	(189)	(763)	182	341	15	(253)	(299)	(270)	(280)	2,661
Net cash provided by operating activities	9,038	5,579	5,886	4,517	5,399	16,373	4,757	9,666	15,674	6,903	11,695	18,845

Cash flows from investing activities
Purchase of property and equipment	(1,076)	(3,175)	(3,224)	(3,240)	(3,678)	(3,363)	(3,460)	(4,115)	(1,930)	(2,339)	(812)	(964)
Purchase of intangible assets	—	—	—	—	—	—	—	(125)	—	—	—	(4)
Long-term investment	—	—	—	—	—	—	—	—	(3,210)	—	—	—
Net cash acquired from the acquisition of Skylight	—	—	6,986	—	—	—	—	—	—	—	—	—
Net cash paid for the acquisition of Procesa	—	—	—	(386)	—	—	—	—	—	—	—	—
Net cash provided by (used in) investing activities	(1,076)	(3,175)	3,762	(3,626)	(3,678)	(3,363)	(3,460)	(4,240)	(5,140)	(2,339)	(812)	(968)

Cash flows from financing activities
Dividends paid	—	—	(25,000)	—	(5,000)	—	—	—	—	—	—	—
Dividend equivalents paid	—	—	—	—	(182)	(31)	—	—	(176)	—	—	—
Proceeds from the exercise of common stock options	7	417	765	38	8	9	96	12	69	112	313	357
Proceeds from the exercise of common stock warrants	—	—	37	—	—	—	—	—	—	—	26	57
Tax benefit associated with stock options	—	25	12	—	—	—	18	—	—	44	2	1,474
Net cash proceeds from initial public offering	—	—	—	—	—	—	—	—	—	—	—	20,981
Proceeds from issuance of long-term debt	—	—	90,000	—	—	—	—	9,000	—	—	58,500	—
Issuance costs of long-term debt	—	—	(1,230)	—	—	—	(361)	—	—	—	(1,462)	—
Principal payments on debt	(1,000)	(1,000)	(87,575)	(1,875)	(1,875)	(1,875)	(13,275)	(8,115)	(12,121)	(3,126)	(56,569)	(322)
Treasury stock purchases	—	(3,177)	—	—	(219)	—	—	—	(5,670)	—	—	—
Net cash provided by (used in) financing activities	(993)	(3,735)	(22,991)	(1,837)	(7,268)	(1,897)	(13,522)	897	(17,898)	(2,970)	810	22,547

Net change in cash and cash equivalents	6,969	(1,331)	(13,343)	(946)	(5,547)	11,113	(12,225)	6,323	(7,364)	1,594	11,693	40,424

Cash and cash equivalents at beginning of period	30,141	37,110	35,779	22,436	21,490	15,943	27,056	14,831	21,154	13,790	15,384	27,077
Cash and cash equivalents at end of period	$37,110	$35,779	$22,436	$21,490	$15,943	$27,056	$14,831	$21,154	$13,790	$15,384	$27,077	$67,501

Supplemental disclosure of cash flow information
Cash paid for interest	$829	$663	$112	$2,465	$1,298	$1,299	$1,228	$1,068	$954	$919	$826	$65
Cash paid for income taxes	18	4,047	1,808	253	337	818	5,412	3,473	189	7,046	3,431	16

Non-cash investing activities
Capital lease entered into for purchase of software	$—	$—	$—	$—	$—	$3,383	$—	$—	$—	$—	$—	$—
Stock issued for the acquisition of Skylight	—	—	93,549	—	—	—	—	—	—	—	—	—
Stock issued for the acquisition of Procesa	—	—	—	300	—	—	—	—	—	—	—	—

NetSpend Holdings, Inc.

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

(in thousands of dollars)	Three months ended March 31, 2008	Three months ended June 30, 2008	Three months ended September 30, 2008	Three months ended December 31, 2008	Three months ended March 31, 2009	Three months ended June 30, 2009	Three months ended September 30, 2009	Three months ended December 31, 2009	Three months ended March 31, 2010	Three months ended June 30, 2010	Three months ended September 30, 2010	Three months ended December 31, 2010

Net income (loss)	$5,969	$3,505	$2,729	$(23,848)	$3,568	$7,510	$3,580	$3,516	$4,618	$6,446	$6,380	$6,304

Interest income	(196)	(71)	(77)	(40)	(17)	(10)	(4)	(1)	(6)	(40)	(20)	(19)
Interest expense	796	654	1,267	1,691	1,365	1,388	1,312	1,105	1,012	1,045	926	543
Income tax expense	3,640	2,383	1,862	(578)	2,337	5,049	2,070	3,047	3,272	4,188	3,306	2,586
Depreciation and amortization	1,618	1,610	2,695	2,976	2,800	2,344	2,537	2,616	2,779	3,296	3,223	3,427
EBITDA	$11,827	$8,081	$8,476	$(19,799)	$10,053	$16,281	$9,495	$10,283	$11,675	$14,935	$13,815	$12,841

Stock-based compensation expense	232	458	815	968	1,134	1,203	1,070	1,077	1,503	1,507	1,404	2,854
Goodwill and acquired intangible asset impairment	—	—	—	26,285	—	—	—	—	—	—	—	—
Settlement (gains) and other losses	—	—	—	—	(1,068)	(9,161)	—	—	4,000	300	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	734	—
Adjusted EBITDA (1) (3)	$12,059	$8,539	$9,291	$7,454	$10,119	$8,323	$10,565	$11,360	$17,178	$16,742	$15,953	$15,695

NetSpend Holdings, Inc.

Reconciliation of Adjusted Net Income to Net Income

(Unaudited)

(in thousands, except per-share data)	Three months ended March 31, 2008	Three months ended June 30, 2008	Three months ended September 30, 2008	Three months ended December 31, 2008	Three months ended March 31, 2009	Three months ended June 30, 2009	Three months ended September 30, 2009	Three months ended December 31, 2009	Three months ended March 31, 2010	Three months ended June 30, 2010	Three months ended September 30, 2010	Three months ended December 31, 2010

Net income (loss)	$5,969	$3,505	$2,729	$(23,848)	$3,568	$7,510	$3,580	$3,516	$4,618	$6,446	$6,380	$6,304

Stock-based compensation expense	232	458	815	968	1,134	1,203	1,070	1,077	1,503	1,507	1,404	2,854
Goodwill and acquired intangible asset impairment	—	—	—	26,285	—	—	—	—	—	—	—	—
Amortization of intangibles	591	596	980	1,057	1,066	878	786	786	788	788	788	881
Settlement (gains) and other losses	—	—	—	—	(1,068)	(9,161)	—	—	4,000	300	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	734	—
Total pre-tax adjustments	823	1,054	1,795	28,310	1,132	(7,080)	1,856	1,863	6,291	2,595	2,926	3,735

Tax rate	37.9%	40.5%	40.6%	39.1%	34.8%	40.2%	36.6%	46.4%	39.6%	39.4%	34.1%	29.0%
Tax adjustment	312	427	729	11,069	394	(2,846)	679	864	2,492	1,022	998	1,083

Adjusted net income (loss) (2) (3)	$6,480	$4,132	$3,795	$(6,607)	$4,306	$3,276	$4,757	$4,515	$8,417	$8,019	$8,308	$8,956

Shares used in the computation of earnings per share of common stock:
Basic	13,890	13,449	73,701	85,839	85,896	85,649	85,538	85,416	85,357	84,370	84,485	87,443
Diluted	60,389	59,978	82,311	86,960	86,985	86,633	86,573	86,361	86,391	86,438	88,726	93,353

Adjusted net income (loss) per share of common stock:
Basic	$0.47	$0.31	$0.05	$(0.08)	$0.05	$0.04	$0.06	$0.05	$0.10	$0.10	$0.10	$0.10
Diluted	$0.11	$0.07	$0.05	$(0.08)	$0.05	$0.04	$0.05	$0.05	$0.10	$0.09	$0.09	$0.10

NetSpend Holdings, Inc.

Other Operating Metrics

(Unaudited)

(in millions)	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Number of active cards (at period end) (4)	1.3	1.3	1.5	1.6	1.7	1.6	1.7	1.9	2.1	2.0	2.1	2.1
Gross dollar volume (5)	$1,334	$1,256	$1,479	$1,622	$1,940	$1,763	$1,830	$2,037	$2,625	$2,290	$2,422	$2,474
Percentage of active card accounts with direct deposit (6)	15.6%	16.3%	21.2%	22.9%	25.2%	24.1%	25.9%	27.6%	29.4%	30.2%	31.7%	34.2%

(1)          We use a non-GAAP financial metric that we label “Adjusted EBITDA” to evaluate our financial performance. We compute Adjusted EBITDA by adjusting net income or net loss to remove the effect of income and expenses related to interest, taxes, depreciation and amortization, or EBITDA, and then adjusting for stock-based compensation, and other non-recurring gains and losses. We believe that Adjusted EBITDA is an important metric for the following reasons:

• It provides a meaningful comparison of our operating results over several periods because it removes the impact of income and expense items that are not a direct result of our core operations, such as goodwill and intangible impairments, legal settlements and one-time settlement gains and losses;

• We use it as a tool to assist in our planning for the effect of strategic operating decisions and for the prediction of future operating results;

• It functions as a threshold target for our company-wide employee bonus compensation; and,

• We use it to evaluate our capacity to incur and service debt, fund capital expenditures and expand our business.

Settlement (gains) and other losses during the three months ended June 30, 2009 relate to $1.1 million of recoveries of excess funds from our issuing banks for fee and chargeback recoveries.  Settlement (gains) and other losses during the three months ended September 30, 2009 relate to $8.0 million of recoveries of excess funds from our issuing banks for fee and chargeback recoveries and $1.2 million resulting from the settlement of certain litigation.  Settlement (gains) and other losses during the three months ended June 30, 2010 relate to a $4.0 million loss related to a patent infringement dispute.  Settlement (gains) and other losses during the three months ended September 30, 2010 relate to a $0.8 million contingent loss for a contractual dispute with a vendor and a $0.5 million reversal of prior recognized expense related to a patent infringement dispute during the three months ended June 30, 2010.

The loss on extinguishment of debt during the three months ended September 30, 2010 relates to the $0.7 million write-off of remaining capitalized debt issuance costs associated with our prior credit facility.

(2)          In addition to Adjusted EBITDA, we use a second non-GAAP financial metric that we label “Adjusted Net Income” to evaluate our financial performance. We compute Adjusted Net Income by adjusting net income or net loss to remove tax-effected amortization expense, stock-based compensation and other non-recurring gains and losses and we believe it is an important metric that is useful to our board of directors, management and investors for the following reasons:

• Assets being depreciated will often have to be replaced in the future and Adjusted EBITDA does not reflect any expenditure for these items;

• Adjusted EBITDA does not reflect the significant interest expense, or the payments necessary to service interest payments on our debt;

• Adjusted Net Income provides a meaningful comparison of our operating results over several periods because it removes the impact of income and expense items that are not a direct result of our core operations, such as goodwill and intangible impairments, legal settlements and one-time settlement gains and losses; and

• We believe Adjusted Net Income measurements are used by investors as a supplemental measure to evaluate the overall operating performance of companies in our industry.

By providing this non-GAAP financial measure, together with the above reconciliation, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

The tax rate for the three months ended December 31, 2008 was adjusted to remove the impact of the goodwill impairment charge recorded during 2008 in order to establish the rate used to book taxes in the absence of this impairment charge consistent with the pre-tax adjustments used to calculate net income.

Settlement (gains) and other losses during the three months ended June 30, 2009 relate to $1.1 million of recoveries of excess funds from our issuing banks for fee and chargeback recoveries.  Settlement (gains) and other losses during the three months ended September 30, 2009 relate to $8.0 million of recoveries of excess funds from our issuing banks for fee and chargeback recoveries and $1.2 million resulting from the settlement of certain litigation.  Settlement (gains) and other losses during the three months ended June 30, 2010 relate to a $4.0 million loss related to a patent infringement dispute.  Settlement (gains) and other losses during the three months ended September 30, 2010 relate to a $0.8 million contingent loss for a contractual dispute with a vendor and a $0.5 million reversal of prior recognized expense related to a patent infringement dispute during the three months ended June 30, 2010.

The loss on extinguishment of debt during the three months ended September 30, 2010 relates to the $0.7 million write-off of remaining capitalized debt issuance costs associated with our prior credit facility.

(3)          Our Adjusted EBITDA and Adjusted Net Income are not necessarily comparable to what other companies define as Adjusted EBITDA and Adjusted Net Income. In addition, Adjusted EBITDA and Adjusted Net Income are not measures defined by U.S. GAAP and should not be considered as substitutes for or alternatives to net income, operating income, cash flows from operating activities or other financial information as determined by U.S. GAAP. Our presentation of Adjusted EBITDA and Adjusted Net Income should not be construed as an implication that our future results will be unaffected by unusual or non-recurring items.

(4)          Number of active cards represents the total number of our GPR cards that have had a PIN- or signature-based purchase transaction, a load transaction at a retailer location or an ATM withdrawal within the previous 90 days.

(5)          Gross dollar volume represents the total volume of debit transactions and cash withdrawals made using our GPR cards.

(6)          Percentage of active cards with direct deposit represents the percentage of our active cards that have had a direct deposit load within the previous 90 days.